Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

NOTE G – COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its laboratory and office facilities under non-cancelable operating leases. These operating leases expire at various dates through April 2016 and generally require the payment of real estate taxes, insurance, maintenance and operating costs. The Company has approximately 30,000 square feet of office and laboratory space at our corporate headquarters in Fort Myers, Florida. In addition, we maintain laboratory and office space in Irvine, California, Nashville, Tennessee and Tampa, Florida.

The minimum aggregate future obligations under non-cancelable operating leases as of December 31, 2011 are as follows:

Years ending December 31,
2012	$810,044
2013	352,853
2014	256,788
2015	209,204
2016	70,664

Total minimum lease payments	$1,699,553

Rent expense for the years ended December 31, 2011 and 2010 was approximately $797,000 and $784,000, respectively and is included in costs of revenues and in general and administrative expenses, depending on the allocation of work space in each facility. Certain of the Company's facility leases include rent escalation clauses. The Company normalizes rent expense on a straight-line basis over the term of the lease for known changes in lease payments over the life of the lease.

Capital Lease Obligations

The Company's capital lease obligations expire at various times through 2016 and the weighted average interest rates under such leases approximated 13.17% at December 31, 2011. Some of our leases contain bargain purchase options that allow us to purchase the leased property for a minimal amount upon the expiration of the lease term. The remaining leases have purchase options at fair market value. Future minimum lease payments under capital lease obligations, including those described above are:

Years ending December 31,
2012	$2,121,351
2013	1,744,754
2014	1,109,047
2015	240,658
2016	179,135

Total future minimum lease payments	5,394,945
Less amount representing interest	(680,704)

Present value of future minimum lease payments	4,714,241
Less current maturities	(2,106,728)

Obligations under capital leases – long term	$2,607,513

Property and equipment acquired under capital lease agreements (see Note D) is pledged as collateral to secure the performance of the future minimum lease payments above.

Leasing Technologies, Inc. Lease Agreement

On July 21, 2011 we entered into a third $1.0 million lease line of credit with Leasing Technologies, Inc. ("LTI"), which was on the same terms and conditions as the previous two lines. Advances under this lease line can be made for one year by executing equipment schedules for each advance. The lease term of all equipment schedules is 36 months. The lease rate factor applicable for each equipment schedule is 0.0327/month. If we make use of the entire lease line, the monthly rent would be $32,700. Monthly rent for the leased equipment is payable in advance on the first day of each month. At the end of the term of each equipment schedule, we may: (a) renew the lease; (b) purchase the equipment at fair market value, which price will not be less than 10% of cost nor more than 14% of cost; or (c) return the equipment subject to a remarketing charge equal to 6% of cost. During the third quarter of fiscal year 2011, we entered into lease schedules for $1.0 million to purchase laboratory equipment to make investments for further growth and to increase our testing menu. Therefore we had no availability on this LTI lease line as of December 31, 2011.

Garic, Inc. Lease Agreement

On September 9, 2011, we entered into a master lease agreement for a $1.0 million equipment line of credit with Garic, Inc. The lease has a 12 month draw down period and each schedule has a 36 month term. The lease has a fair market value option at the end of the term at a price not to exceed 15% of the equipment cost or the right to return the equipment. If we make use of the entire lease line, the monthly rent would be $31,647. During 2011, the Company entered into a lease schedule for approximately $200,000 and had $800,000 of remaining availability on the lease line at December 31, 2011.

Employment Contracts

At December 31, 2011, we were obligated under three employment agreements, two of which have expiration dates between March 2013 and December 2013 and one of which is in the period where it renews automatically for one year extensions. Approximate minimum future payments under these agreements as of December 31, 2011 are as follows:

Years ending December 31,
2012	$912,500
2013	294,792

Total	$1,207,292

The agreements with our Chief Executive Officer, Chief Scientific Officer and Chief Financial Officer contain the following:

•	Clauses that allow for continuous automatic extensions of one year unless timely written notice terminating the contract is provided to such officers (as defined in the agreements).

•	Clauses that provide for accelerated vesting of the options granted pursuant to such agreements at the time of certain changes of control of the Company.

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Clauses that provided for 6-12 months of severance benefits in the event that such officers are terminated without "cause" (as defined in the agreements) by the Company. The base salaries for these officers in 2012 are expected to approximate $925,000.